UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025

AMCOR PLC

(Exact name of registrant as specified in its charter)

Jersey	001-38932	98-1455367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Tower Road North
Warmley, Bristol
United Kingdom	BS30 8XP
(Address of principal executive offices)	(Zip Code)

+44 117 9753200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	AMCR	The New York Stock Exchange
1.125% Guaranteed Senior Notes Due 2027	AUKF/27	The New York Stock Exchange
5.450% Guaranteed Senior Notes Due 2029	AMCR/29	The New York Stock Exchange
3.950% Guaranteed Senior Notes Due 2032	AMCR/32	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on November 19, 2024, Amcor plc, a Jersey public company (“Amcor”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Amcor, Aurora Spirit, Inc., a Delaware corporation and wholly-owned subsidiary of Amcor (“Merger Sub”), and Berry Global Group, Inc., a Delaware corporation (“Berry”). The Merger Agreement provides for, among other things and subject to the satisfaction or waiver of specified conditions set forth therein, the merger of Merger Sub with and into Berry (the “Merger”), with Berry surviving as a wholly-owned subsidiary of Amcor. On January 13, 2024, Amcor filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-284248) (the “Registration Statement”), containing a joint proxy statement of Amcor and Berry that also constitutes a prospectus of Amcor (the “Joint Proxy Statement/Prospectus”). Amcor subsequently filed with the SEC an amended Registration Statement on Form S-4/A on January 21, 2025, and the Registration Statement as amended was declared effective by the SEC on January 23, 2025. Following the effectiveness of the Registration Statement, Amcor and Berry commenced mailing the Joint Proxy Statement/Prospectus to their respective stockholders on or about January 23, 2025.

Certain Litigation

Since the initial filing of the Registration Statement, Amcor and Berry have received several demand letters from purported stockholders of Berry and/or Amcor, as applicable, alleging, among other things, that the Joint Proxy Statement/Prospectus filed in connection with the Merger omitted certain purportedly material information which rendered such documents incomplete and misleading. In addition, following the filing of the Joint Proxy Statement/Prospectus, lawsuits were filed by purported stockholders of Berry in connection with the Merger under the captions Andrew Thompson v. Berry Global Group, Inc., et al. No. 650616/2025 (N.Y.) and Eric Miller vs. Berry Global Group, Inc., et al. No. 650690/2025 (N.Y.) (together, the “Complaints”). The Complaints similarly allege that the Joint Proxy Statement/Prospectus filed in connection with the Merger omitted certain purportedly material information which rendered the Joint Proxy Statement/Prospectus incomplete and misleading.

While Amcor and Berry believe that the disclosures set forth in the Joint Proxy Statement/Prospectus comply fully with all applicable law and deny the allegations in the demand letters and Complaints, in order to moot plaintiffs’ disclosure claims and avoid nuisance and possible expense and business delays, Amcor and Berry have determined to voluntarily supplement certain disclosures in the Joint Proxy Statement/Prospectus related to plaintiffs’ claims with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit, necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Amcor and Berry specifically deny all allegations that any additional disclosure was or is required or material.

SUPPLEMENTAL DISCLOSURES

This supplemental information should be read in conjunction with the Joint Proxy Statement/Prospectus, which should be read in its entirety, including the cautionary notes regarding the risks and limitations associated with relying on prospective financial information. The inclusion in this supplement to the Joint Proxy Statement/Prospectus of certain summary unaudited prospective financial information should not be regarded as an indication that any of Amcor, Berry or their respective affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, it to be material or to be necessarily predictive of actual future results, and the unaudited prospective financial information should not be relied upon as such. To the extent defined terms are used but not defined herein, they have the meanings set forth in the Joint Proxy Statement/Prospectus. For clarity, new text within restated paragraphs from the Joint Proxy Statement/Prospectus is highlighted with bold, underlined text, and deleted text within restated paragraphs from the Joint Proxy Statement/Prospectus is highlighted with ~~strikethrough text~~.

Adding the following sentence at the end of the fourth paragraph under “The Merger – Background of the Merger” on page 47 as follows:

No nondisclosure agreement was entered into between Berry and Party A.

Adding the following sentence at the end of the first paragraph under “The Merger – Background of the Merger” on page 48 as follows:

No nondisclosure agreements were entered into between Berry and either of Party B or Party C.

Amending and restating the seventh paragraph under “The Merger – Background of the Merger” on page 48 as follows:

On July 3, 2024, Amcor and Berry signed the NDA, which contained a customary standstill provision in favor of both parties and included a reciprocal provision permitting either party to make certain private proposals regarding business combination transactions to the board of directors of the other party. Such standstill provision included customary fall-away provisions, including upon entry by the other party into a definitive acquisition agreement with a third party.

Adding the following sentence after the first sentence of the fourth paragraph under “The Merger – Background of the Merger” on page 50 as follows:

The Berry Committee and Berry Board determined it would be advisable to engage two financial advisors in order to provide additional and independent perspectives to the Berry Committee and the Berry Board and allow the Berry Committee and the Berry Board to benefit from, among other things, each financial advisor’s experience and familiarity with Berry’s and Amcor’s respective industries.

Amending and restating the third sentence of the sixth paragraph under “The Merger – Background of the Merger” on page 50 as follows:

The August 19 Proposal proposed that Amcor and Berry would have representation on the post-closing board proportionate to the ownership of each party’s stockholders of the combined company; however, neither the August 19 Proposal, nor any future proposals by Amcor, included specific details regarding post-closing employment arrangements with Amcor for any member of Berry management.

Amending and restating the first paragraph under “The Merger – Background of the Merger” on page 53 as follows:

On September 23, 2024, following review by the Berry Board of the information regarding the respective material investment banking relationships of Lazard and Wells Fargo Securities with Amcor, which the Berry Board determined did not present any issues with respect to Lazard’s and Wells Fargo Securities’ engagement by Berry, and review and approval by the Berry Board of the proposed terms of engagement of Lazard and Wells Fargo Securities, including the aggregate fees potentially payable to Lazard and Wells Fargo Securities and the fact that payment of a substantial portion of such fees would be contingent upon consummation of the potential transaction, Berry formally engaged Lazard and Wells Fargo Securities as Berry’s financial advisors in connection with a potential business combination transaction with Amcor.

Amending and restating the third paragraph under “The Merger – Background of the Merger” on page 60 as follows:

Later on November 17, 2024, Mr. Sterrett and Mr. Konieczny held a telephone call during which Mr. Sterrett outlined alternatives for the post-closing board composition that would be acceptable to the Berry Board. Following the call, Mr. Konieczny confirmed to Mr. Sterrett Amcor’s view that the post-closing board should consist of eleven directors, four of whom would be designated by Berry prior to closing, including ~~the~~ Mr. Sterrett as Deputy Chairman of the post-closing board, which role had not been communicated to Mr. Sterrett until such time. No further discussions regarding which directors would be designated by Berry occurred between Berry and Amcor until after the Merger Agreement was executed. Similarly, no discussions or negotiations regarding post-closing employment arrangements with Amcor for any member of Berry management occurred between Berry and Amcor prior to the execution of the Merger Agreement.

Amending and restating the second sentence of the second full paragraph under “The Merger – Opinions of Financial Advisors to Berry – Opinion of Lazard Frères & Co. LLC” on page 75 as follows:

No company, business or transaction reviewed is identical or directly comparable to Berry, Amcor or the Merger and an evaluation of these analyses is not entirely mathematical nor, except as otherwise disclosed, were individual multiples derived from the selected public companies or selected precedent transactions independently determinative of the results of such analyses; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions reviewed or the results of any particular analysis.

Amending and restating the second sentence of the fifth full paragraph under “The Merger – Opinions of Financial Advisors to Berry – Opinion of Lazard Frères & Co. LLC – Financial Analyses – Selected Public Companies Analyses – Berry” on page 76 as follows:

Lazard applied ~~selected~~ ranges of calendar year 2024 and calendar year 2025 estimated adjusted EBITDA multiples derived from the Berry selected companies of 7.5x to 9.0x and 7.0x to 8.5x (selected based on Lazard’s professional judgment and informed by, among other things, the business profiles of Berry and the Berry selected companies), respectively, to corresponding data of Berry based on financial forecasts and other data relating to Berry.

Amending and restating the second sentence of the second full paragraph under “The Merger – Opinions of Financial Advisors to Berry – Opinion of Lazard Frères & Co. LLC – Financial Analyses – Selected Public Companies Analyses – Amcor” on page 77 as follows:

Lazard applied ~~selected~~ ranges of calendar year 2024 and calendar year 2025 estimated adjusted EBITDA multiples derived from the Amcor selected companies of 9.75x to 11.25x and 9.25x to 10.75x (selected based on Lazard’s professional judgment and informed by, among other things, the business profiles of Amcor and the Amcor selected companies), respectively, to corresponding data of Amcor based on financial forecasts and other data relating to Amcor.

Amending and restating the second sentence of the first full paragraph under “The Merger – Opinions of Financial Advisors to Berry – Opinion of Lazard Frères & Co. LLC – Financial Analyses – Berry Selected Precedent Transactions Analysis” on page 78 as follows:

Lazard applied a ~~selected~~ range of most recently available 12 months adjusted EBITDA multiples derived from the selected transactions of 8.0x to 9.0x (selected based on Lazard’s professional judgment and informed by, among other things, the business profiles of Berry and the target companies or businesses involved in the selected transactions) to the latest 12 months (as of September 30, 2024) adjusted EBITDA of Berry.

Amending and restating the third sentence of the third full paragraph under “The Merger – Opinions of Financial Advisors to Berry – Opinion of Lazard Frères & Co. LLC – Financial Analyses – Discounted Cash Flow Analyses – Berry” on page 78 as follows:

Lazard calculated terminal values for Berry by applying to Berry’s fiscal year 2029 estimated adjusted EBITDA a ~~selected~~ range of adjusted EBITDA multiples of 7.5x to 9.0x (selected based on Lazard’s professional judgment and informed by, among other things, adjusted EBITDA trading multiples of Berry and the Berry selected companies).

Amending and restating the fourth sentence of the third full paragraph under “The Merger – Opinions of Financial Advisors to Berry – Opinion of Lazard Frères & Co. LLC – Financial Analyses – Discounted Cash Flow Analyses – Berry” on page 78 as follows:

The present values (as of September 30, 2024) of the cash flows and terminal values were then calculated using a selected range of discount rates of 8.25% to 9.25% derived from a weighted average cost of capital calculation.

Amending and restating the third sentence of the fourth full paragraph under “The Merger – Opinions of Financial Advisors to Berry – Opinion of Lazard Frères & Co. LLC – Financial Analyses – Discounted Cash Flow Analyses – Amcor” on page 78 as follows:

Lazard calculated terminal values for Amcor by applying to Amcor’s fiscal year 2028 estimated adjusted EBITDA a ~~selected~~ range of adjusted EBITDA multiples of 9.75x to 11.25x (selected based on Lazard’s professional judgment and informed by, among other things, adjusted EBITDA trading multiples of Amcor and the Amcor selected companies).

Amending and restating the fourth sentence of the fourth full paragraph under “The Merger – Opinions of Financial Advisors to Berry – Opinion of Lazard Frères & Co. LLC – Financial Analyses – Discounted Cash Flow Analyses – Amcor” on page 78 as follows:

The present values (as of September 30, 2024) of the cash flows and terminal values were then calculated using a selected range of discount rates of 8.0% to 9.0% derived from a weighted average cost of capital calculation.

Amending and restating the first sentence of the seventh full paragraph under “The Merger – Opinions of Financial Advisors to Berry – Opinion of Wells Fargo Securities, LLC – Financial Analyses – Selected Public Companies Analyses – Berry” on page 82 as follows:

None of the Berry selected companies reviewed is identical to Berry nor, except as otherwise disclosed, were individual multiples derived from the Berry selected companies independently determinative of the results of this analysis, and certain of these companies may have characteristics that are materially different from those of Berry.

Amending and restating the first sentence of the third full paragraph under “The Merger – Opinions of Financial Advisors to Berry – Opinion of Wells Fargo Securities, LLC – Financial Analyses – Selected Public Companies Analyses – Berry” on page 83 as follows:

Wells Fargo Securities applied ~~selected~~ ranges of calendar year 2024 and calendar year 2025 estimated adjusted EBITDA multiples derived from the Berry selected companies of 7.75x to 8.75x and 7.50x to 8.50x (selected based on Wells Fargo Securities’ professional judgment and informed by, among other things, the business profiles of Berry and the Berry selected companies), respectively, to corresponding data of Berry based on financial forecasts and other information provided by the management of Berry.

Amending and restating the first sentence of the fifth full paragraph under “The Merger – Opinions of Financial Advisors to Berry – Opinion of Wells Fargo Securities, LLC – Financial Analyses – Selected Public Companies Analyses – Amcor” on page 83 as follows:

None of the Amcor selected companies reviewed is identical to Amcor nor, except as otherwise disclosed, were individual multiples derived from the Amcor selected companies independently determinative of the results of this analysis, and certain of these companies may have characteristics that are materially different from those of Amcor.

Amending and restating the first sentence of the first full paragraph under “The Merger – Opinions of Financial Advisors to Berry – Opinion of Wells Fargo Securities, LLC – Financial Analyses – Selected Public Companies Analyses – Amcor” on page 84 as follows:

Wells Fargo Securities applied ~~selected~~ ranges of calendar year 2024 and calendar year 2025 estimated adjusted EBITDA multiples derived from the Amcor selected companies of 10.0x to 11.5x and 9.5x to 11.0x (selected based on Wells Fargo Securities’ professional judgment and informed by, among other things, the business profiles of Amcor and the Amcor selected companies) , respectively, to corresponding data of Amcor based on financial forecasts and other information provided by the management of Amcor.

Amending and restating the first sentence of the fourth full paragraph under “The Merger – Opinions of Financial Advisors to Berry – Opinion of Wells Fargo Securities, LLC – Financial Analyses – Berry Selected Precedent Transactions Analysis” on page 84 as follows:

None of the Berry selected transactions reviewed was identical to the Merger nor, except as otherwise disclosed, were individual multiples derived from the Berry selected transactions independently determinative of the results of this analysis.

Amending and restating the second sentence of the sixth full paragraph under “The Merger – Opinions of Financial Advisors to Berry – Opinion of Wells Fargo Securities, LLC – Financial Analyses – Berry Selected Precedent Transactions Analysis” beginning on page 84 as follows:

Wells Fargo Securities applied a ~~selected~~ range of most recently available 12 months adjusted EBITDA multiples derived from the Berry selected transactions of 8.0x to 9.0x (selected based on Wells Fargo Securities’ professional judgment and informed by, among other things, the business profiles of Berry and the target companies or businesses involved in the Berry selected transactions) to the latest 12 months (as of September 30, 2024) adjusted EBITDA of Berry.

Amending and restating the third sentence of the third full paragraph under “The Merger – Opinions of Financial Advisors to Berry – Opinion of Wells Fargo Securities, LLC – Financial Analyses – Discounted Cash Flow Analyses – Berry” on page 85 as follows:

Wells Fargo Securities calculated a range of terminal values for Berry by applying to Berry’s estimated adjusted EBITDA for the fiscal year ending September 30, 2029 a ~~selected~~ range of adjusted EBITDA multiples of 7.25x to 8.50x (selected based on Wells Fargo Securities’ professional judgment and informed by, among other things, adjusted EBITDA trading multiples of Berry and the Berry selected companies).

Amending and restating the fourth sentence of the third full paragraph under “The Merger – Opinions of Financial Advisors to Berry – Opinion of Wells Fargo Securities, LLC – Financial Analyses – Discounted Cash Flow Analyses – Berry” on page 85 as follows:

The unlevered free cash flows and range of terminal values were discounted to present values as of September 30, 2024 using a selected range of discount rates of 7.15% to 8.35% derived from a weighted average cost of capital calculation.

Amending and restating the third sentence of the fourth full paragraph under “The Merger – Opinions of Financial Advisors to Berry – Opinion of Wells Fargo Securities, LLC – Financial Analyses – Discounted Cash Flow Analyses – Amcor” on page 85 as follows:

Wells Fargo Securities calculated a range of terminal values for Amcor by applying to Amcor’s estimated adjusted EBITDA for the fiscal year ending June 30, 2028 a ~~selected~~ range of adjusted EBITDA multiples of 9.50x to 11.25x (selected based on Wells Fargo Securities’ professional judgment and informed by, among other things, adjusted EBITDA trading multiples of Amcor and the Amcor selected companies).

Amending and restating the fourth sentence of the fourth full paragraph under “The Merger – Opinions of Financial Advisors to Berry – Opinion of Wells Fargo Securities, LLC – Financial Analyses – Discounted Cash Flow Analyses – Amcor” on page 85 as follows:

The unlevered free cash flows and range of terminal values were discounted to present values as of September 30, 2024 using a selected range of discount rates of 6.75% to 8.05% derived from a weighted average cost of capital calculation.

Amending and restating the sixth sentence of the first full paragraph under “The Merger – Certain Berry Unaudited Prospective Financial Information” on page 90 as follows:

Berry also shared the Berry unaudited projections with Amcor and its financial advisors, Goldman Sachs and UBS, which included certain immaterial variations from those provided to Berry’s financial advisors as discussed above.

Amending and restating the second full paragraph under “The Merger – Certain Berry Unaudited Prospective Financial Information—Summary of the Berry Unaudited Financial Projections ” on page 92 as follows:

Summary of the Berry Unaudited Financial Projections

The following table presents certain unaudited prospective financial information of Berry on a standalone basis covering Berry’s fiscal years 2025 through 2029 prepared by Berry’s management, at the direction of the Berry Board.

(in millions)	FY2025F	FY2026F	FY2027F	FY2028F	FY2029F
Revenue(1)	$10,248	$10,634	$10,942	$11,260	$11,589
Gross Profit	$2,036	$2,129	$2,207	$2,283	$2,353
Adjusted EBITDA(1)(2)	$1,821	$1,912	$1,977	$2,046	$2,118
Total Capital Expenditures(3)	$590	$605	$621	$563	$580
Net Working Capital	$385	$398	$410	$423	$437
Unlevered Free Cash Flow(4)	$818 (5) / $ 1,668 (6)	$922	$957	$1,068	$1,109

(1) An earlier version of the Berry unaudited projections prepared by Berry’s management and shared with the Berry Board included certain immaterial variations for Berry’s fiscal year 2025.

(2) Adjusted EBITDA, a non-GAAP financial measure, refers to net income before depreciation and amortization, income tax expense, interest expense (net), and certain non-recurring or non-cash charges.

(3) Includes non-recurring IT infrastructure investments.

(4) Unlevered Free Cash Flow, a non-GAAP financial measure, is defined as Adjusted EBITDA, less stock-based compensation, cash taxes, capital expenditures, changes in net working capital and restructuring costs.

(5) Excludes net cash proceeds from the HHNF Spin-off.

(6) Includes net cash proceeds from the HHNF Spin-off.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the US Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

In connection with the proposed transaction between Amcor and Berry, on January 13, 2025, Amcor filed with the SEC a registration statement on Form S-4, as amended on January 21, 2025, containing a joint proxy statement of Amcor and Berry that also constitutes a prospectus of Amcor (the “Joint Proxy Statement/Prospectus”). The registration statement was declared effective by the SEC on January 23, 2025, and Amcor and Berry commenced mailing the Joint Proxy Statement/Prospectus to their respective shareholders on or about January 23, 2025. This document is not a substitute for the Joint Proxy Statement/Prospectus or any other document which Amcor or Berry may file with the SEC. INVESTORS AND SECURITY HOLDERS OF AMCOR AND BERRY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Amcor or Berry through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Amcor are available free of charge on Amcor’s website at amcor.com under the tab “Investors” and under the heading “Financial Information” and subheading “SEC Filings.” Copies of the documents filed with the SEC by Berry are available free of charge on Berry’s website at berryglobal.com under the tab “Investors” and under the heading “Financials” and subheading “SEC Filings.”

Certain Information Regarding Participants

Amcor, Berry and their respective directors and executive officers may be considered participants in the solicitation of proxies from the shareholders of Amcor and Berry in connection with the proposed transaction. Information about the directors and executive officers of Amcor is set forth in its Annual Report on Form 10-K for the year ended June 30, 2024, which was filed with the SEC on August 16, 2024, its proxy statement for its 2024 annual meeting, which was filed with the SEC on September 24, 2024 and its Current Report on Form 8-K, which was filed with the SEC on January 6, 2025. Information about the directors and executive officers of Berry is set forth in its Annual Report on Form 10-K for the year ended September 28, 2024, which was filed with the SEC on November 26, 2024, and its proxy statement for its 2025 annual meeting, which was filed with the SEC on January 7, 2025. To the extent holdings of Amcor’s or Berry’s securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of Amcor and Berry, including a description of their direct or indirect interests, by security holdings or otherwise, and other information regarding the potential participants in the proxy solicitations, which may be different than those of Amcor’s shareholders and Berry’s stockholders generally, are contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction. You may obtain these documents free of charge through the website maintained by the SEC at http://www.sec.gov and from Amcor’s or Berry’s website as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Some of these forward-looking statements can be identified by words like “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “possible,” “predict,” “project,” “target,” “seek,” “should,” “will,” or “would,” the negative of these words, other terms of similar meaning or the use of future dates. Such statements, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on Amcor’s or Berry’s business and future financial and operating results and prospects, the amount and timing of synergies from the proposed transaction, the terms and scope of the expected financing in connection with the proposed transaction, the aggregate amount of indebtedness of the combined company following the closing of the proposed transaction and the closing date for the proposed transaction, are based on the current estimates, assumptions and projections of the management of Amcor and Berry, and are qualified by the inherent risks and uncertainties surrounding future expectations generally, all of which are subject to change. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Amcor’s and Berry’s control. None of Amcor, Berry or any of their respective directors, executive officers, or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur, or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Amcor or Berry. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on Amcor’s and Berry’s businesses, the proposed transaction and the ability to successfully complete the proposed transaction and realize its expected benefits. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the risk that the conditions to the completion of the proposed transaction (including shareholder and regulatory approvals) are not satisfied in a timely manner or at all; the risks arising from the integration of the Amcor and Berry businesses; the risk that the anticipated benefits of the proposed transaction may not be realized when expected or at all; the risk of unexpected costs or expenses resulting from the proposed transaction; the risk of litigation related to the proposed transaction; the risks related to disruption of management’s time from ongoing business operations as a result of the proposed transaction; the risk that the proposed transaction may have an adverse effect on the ability of Amcor and Berry to retain key personnel and customers; general economic, market and social developments and conditions; the evolving legal, regulatory and tax regimes under which Amcor and Berry operate; potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Amcor’s and/or Berry’s financial performance; and other risks and uncertainties identified from time to time in Amcor’s and Berry’s respective filings with the SEC, including the Joint Proxy Statement/Prospectus to be filed with the SEC in connection with the proposed transaction. While the list of risks presented here is, and the list of risks presented in the Joint Proxy Statement/Prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties, and other risks may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made only as of the date hereof and neither Amcor nor Berry undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2025

AMCOR PLC

/s/ Damien Clayton
Name: Damien Clayton
Title: Company Secretary